                                  EXHIBIT 10.27

                           TRANSTECHNOLOGY CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

       Agreement dated as of _________________ between TransTechnology Corporation, a Delaware corporation (the "Company"), and ________________ ("Optionee"), residing at _______________.

       Whereas, pursuant to the 1999 Long Term Incentive Plan of the Company (the "Plan"), the Incentive & Compensation Committee of the Board of Directors has authorized the granting to Optionee of an incentive stock option to purchase shares of common stock of the Company upon the terms and conditions hereinafter stated.

       NOW THEREFORE, in consideration of the covenants herein set forth, the parties agree as follows:

       1. Shares & Price. The Company grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated and the terms and conditions of the Plan, all or any part of __________________ shares of common stock ($.01 par value) of the Company (the "Shares"), for cash at the price of $_____________ per share.

       2.     Term of Option. This option shall expire on _____________.

       3. Installments. Subject to the provisions hereof, this option shall become exercisable in one or more installments set forth below. Each installment shall be for the numbers of Shares and exercisable (in whole or in part) upon and after the dates set forth.

                   Date                          Number of Shares
                   ----                          ----------------
                                                              Shares
                -------------                    -------------
                                                              Shares
                -------------                    -------------
                                                              Shares
                -------------                    -------------

              The installments shall be cumulative; i.e., this option may be exercised, as to any or all shares covered by an installment, at any time after an installment becomes exercisable and until expiration or termination of this option.

       4. Exercise. This option may only be exercised by delivery to the Company of (i) a written notice of exercise, in form acceptable to the Company, stating the number of Shares then being purchased hereunder, and (ii) a check, or cash, in the amount of the purchase price of such shares (or, at the discretion of the Board of Directors, with Shares of Company with a market value equal to the purchase price at date of exercise).

       5. Termination of Employment. If Optionee ceases to be employed by the Company or a subsidiary thereof for any reason other than his death or disability, either Optionee or the person entitled to succeed to his rights hereunder shall have the right, at any time within three months after such termination of employment and prior to the expiration of this option pursuant to Paragraph 2 hereof, to exercise this option to the extent, but only to the extent, that this option was exercisable and had not previously been exercised at the date of such termination of employment; provided, however, that all rights under this option shall expire in any event on the day specified in Paragraph 2 hereof or three months after Optionee terminates employment, whichever first occurs.

       6. Death of Optionee & No Assignment. The option shall not be assignable or transferable except by will or by the laws of descent and distribution and shall be exercisable during his lifetime only by the Optionee. If Optionee shall become disabled or die while in the employ of the Company, the Optionee or the person entitled to succeed to his rights hereunder may exercise this option until the first to occur of (i) the date one year from the date of the Optionee's disability or death, or (ii) the date such option expires pursuant to Paragraph 2 hereof to the extent that Optionee was entitled to exercise this Option at the date of his disability or death.

       7. Employment of Optionee. In consideration of the granting of this option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a subsidiary thereof, with such duties and responsibilities as the Company or such subsidiary shall from time to time prescribe, for a period of at least one year from the date this option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any subsidiary thereof or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without good cause.

       8. No Rights as Stockholders. Optionee shall have no rights as a stockholder with respect to the Shares covered by the option until the date of the issuance of stock certificates to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued pursuant to the exercise of options granted hereunder.

       9. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in the Plan.

       10. Shares Purchased for Investment. Optionee represents and agrees that if he exercises this option in whole or in part, he shall acquire the shares upon such exercise for the purpose of investment and not with a view to their resale or distribution. The Company reserves the right to include a legend on each certificate representing shares subject to this option, stating in effect that such shares have not been registered under the Securities Act of 1933, as amended.

       11. This Agreement Subject to Plan. This agreement is made pursuant to all of the provisions of the Plan, and is intended, and shall be interpreted in a manner, to comply therewith. Any provision hereof inconsistent with the Plan shall be superseded and governed by the Plan.

       12. Gender. Unless the context otherwise requires, the masculine gender includes the feminine.

       13. Notices. Any notices or other communication required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, to the Company at its corporate headquarters, and to the Optionee at the address above, or to such other address as shall be furnished in writing by either party to the other party, and shall be deemed to have been given as of the date so delivered or deposited in the United States mail, as the case may be.

      IN WITNESS WHEREOF, the parties hereto have executed this agreement.

                                           TRANSTECHNOLOGY CORPORATION
                                           ("COMPANY")

                                           ---------------------------
                                           Name:
                                           Title:

                                           ---------------------------
                                           Participant Name:

                               Grant Number:
                                                            ----------

                           TRANSTECHNOLOGY CORPORATION
                                  NON-QUALIFIED
                             STOCK OPTION AGREEMENT

       Agreement dated as of ______________ between TransTechnology Corporation, a Delaware corporation (the "Company"), and _______________ ("Optionee"), residing at_______________.

       Whereas, pursuant to the 1999 Long Term Incentive Plan of the Company (the "Plan"), the Incentive & Compensation Committee of the Board of Directors has authorized the granting to Optionee of a non-qualified stock option to purchase shares of common stock of the Company upon the terms and conditions hereinafter stated.

       NOW THEREFORE, in consideration of the covenants herein set forth, the parties agree as follows:

       1. Shares & Price. The Company grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated and the terms and conditions of the Plan, all or any part of _________ shares of common stock ($.01 par value) of the Company (the "Shares"), for cash at the price of $ ________ per share.

       2.     Term of Option. This option shall expire on ____________.

       3. Installments. Subject to the provisions hereof, this option shall become exercisable in one or more installments set forth below. Each installment shall be for the numbers of Shares and exercisable (in whole or in part) upon and after the dates set forth.

                   Date                          Number of Shares
                   ----                          ----------------
                                                              Shares
                -------------                    ------------
                                                              Shares
                -------------                    ------------
                                                              Shares
                -------------                    ------------

              The installments shall be cumulative; i.e., this option may be exercised, as to any or all shares covered by an installment, at any time after an installment becomes exercisable and until expiration or termination of this option.

       4. Exercise. This option may only be exercised by delivery to the Company of (i) a written notice of exercise, in form acceptable to the Company, stating the number of Shares then being purchased hereunder, and (ii) a check, or cash, in the amount of the purchase price of such shares (or, at the discretion of the Board of Directors, with Shares of Company with a market value equal to the purchase price at date of exercise).

       5. Termination of Employment. If Optionee ceases to be employed by the Company or a subsidiary thereof for any reason other than his death or disability, either Optionee or the person entitled to succeed to his rights hereunder shall have the right, at any time within three months after such termination of employment and prior to the expiration of this option pursuant to Paragraph 2 hereof, to exercise this option to the extent, but only to the extent, that this option was exercisable and had not previously been exercised at the date of such termination of employment; provided, however, that all rights under this option shall expire in any event on the day specified in Paragraph 2 hereof or three months after Optionee terminates employment, whichever first occurs.

       6. Death of Optionee & No Assignment. The option shall not be assignable or transferable except by will or by the laws of descent and distribution and shall be exercisable during his lifetime only by the Optionee. If Optionee shall become disabled or die while in the employ of the Company, the Optionee or the person entitled to succeed to his rights hereunder may exercise this option until the first to occur of (i) the date one year from the date of the Optionee's disability or death, or (ii) the date such option expires pursuant to Paragraph 2 hereof to the extent that Optionee was entitled to exercise this Option at the date of his disability or death.

       7. Employment of Optionee. In consideration of the granting of this option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a subsidiary thereof, with such duties and responsibilities as the Company or such subsidiary shall from time to time prescribe, for a period of at least one year from the date this option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any subsidiary thereof or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without good cause.

       8. No Rights as Stockholders. Optionee shall have no rights as a stockholder with respect to the Shares covered by the option until the date of the issuance of stock certificates to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued pursuant to the exercise of options granted hereunder.

       9. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in the Plan.

       10. Shares Purchased for Investment. Optionee represents and agrees that if he exercises this option in whole or in part, he shall acquire the shares upon such exercise for the purpose of investment and not with a view to their resale or distribution. The Company reserves the right to include a legend on each certificate representing shares subject to this option, stating in effect that such shares have not been registered under the Securities Act of 1933, as amended.

       11. This Agreement Subject to Plan. This agreement is made pursuant to all of the provisions of the Plan, and is intended, and shall be interpreted in a manner, to comply therewith. Any provision hereof inconsistent with the Plan shall be superseded and governed by the Plan.

       12. Gender. Unless the context otherwise requires, the masculine gender includes the feminine.

       13. Notices. Any notices or other communication required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, to the Company at its corporate headquarters, and to the Optionee at the address above, or to such other address as shall be furnished in writing by either party to the other party, and shall be deemed to have been given as of the date so delivered or deposited in the United States mail, as the case may be.

      IN WITNESS WHEREOF, the parties hereto have executed this agreement.

                                           TRANSTECHNOLOGY CORPORATION
                                           ("COMPANY")

                                           ---------------------------
                                           Name:
                                           Title:

                                           ---------------------------
                                           Participant Name:


Grant Number:
             -----------